                               D O D G E & C O X

                                  Income Fund



                                  Dodge & Cox
                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710
                            For Fund literature and
                           information, please call:
                                (800) 621-3979
--------------------------------------------------------------------------------
     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

Printed on recycled paper.


                               D O D G E & C O X

                                  Income Fund
                               Established 1989



                              Semi-Annual Report
                                 June 30, 1997



                                     1997

                              D O D G E  &  C O X
================================================================================

                                  Income Fund


To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund had a total return of 3.7% for the quarter ended June 30, 1997, and a 2.9% return for the first half of 1997. The total return for the Lehman Brothers Aggregate Bond (LBAG) Index was 3.7% and 3.1% for the same periods, respectively. Average annual returns for longer time periods are summarized on page three of this report.

                     Mutual Fund Management at Dodge & Cox
--------------------------------------------------------------------------------

Dodge & Cox began managing its first mutual fund in 1931, decades before the explosive growth of the fund business experienced during the last ten years. Our Balanced Fund has one of the longest track records in the industry--over sixty five years. We introduced the Stock Fund in 1965 and, more recently, the Income Fund in 1989.

Our business approach in mutual funds remains quite simple. We maintain low operating expenses and focus on what we do best--independent fundamental research and prudent investment of equity and fixed income assets with a long-term time horizon. We purposely do not offer a multitude of services or niche funds. We believe that our consistent investment philosophy and proven results will appeal to a variety of investors.

--------------------------------------------------------------------------------

Slowing Economy and Lower Inflation Lead to a Drop in Interest Rates

Bond yields dropped this quarter on the heels of economic news that showed the economy was slowing considerably from its rapid first quarter pace. Inflation news has also been positive for bondholders. In June, the Producer Price Index, a measure of price changes at the producer level, declined for the sixth consecutive month. Similarly, the Consumer Price Index continues to show restrained price increases at the consumer level. Finally, the Federal Reserve Board left short-term interest rates unchanged at its May 20 meeting. This had the effect of reinforcing the growing market consensus of a slowing, and potentially less inflationary, economy.

This quarter's interest rate decline retraced most of the first quarter's rise in rates. Both short and intermediate Treasury note rates fell between 35 and 40 basis points (one basis point equals 1/100 of one percent), while the 30-year Treasury bond yield declined by approximately 30 basis points to 6.8% at June
30. Nevertheless, these rates remain above their corresponding levels at the beginning of this year.

The Fund's performance, relative to that of the benchmark LBAG Index, benefited from its longer duration (a measure of a bond's price sensitivity to changes in interest rates) and its higher yield. Relative performance was negatively impacted by wider yield premiums in the bank and finance areas of the corporate sector. As we devote a relatively high percentage of the Fund's assets to this area, its weak relative price performance offset the duration and yield benefits, resulting in the Fund's quarterly return equaling that of the Index.

A Discussion of "Real Yield"

Mathematically, "real," or effective, yield is straightforward. It represents the difference between the nominal yield of an investment and the projected rate of inflation over that investment's time horizon. Conceptually, real yield attempts to quantify the potential return of an investment in terms of the change in purchasing power. Real return is the return an investor realizes, after the impact of inflation.

Attention to the potential real return of the portfolio is critical in determining what we believe is the appropriate amount of interest rate risk (measured by the portfolio's duration) to assume in the portfolio. To this end we perform frequent portfolio total return simulations, using a range of interest rate and inflation projections, over various time horizons. Generally, the higher the real rate "cushion" (nominal yield less average inflation projection) at the start,

================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund



the higher the probability of attractive real returns for bonds over longer time periods, and the more comfortable we are with a longer duration for the portfolio. A recent example is illuminating.

In April of this year, rates on long-term U.S. government bonds had risen above 7% as the U.S. economy recorded an annualized first quarter growth rate of over 5%. Inflation, however, remained stable at a 2.5% to 3% level. We did not see a fundamental reason for a sustained or dramatic pick-up in the inflation rate. The 4% to 4.5% real yield "cushion" implied by the market seemed attractive, and based on the simulations described above, we increased the interest rate sensitivity of the portfolio by modestly lengthening the Fund's duration relative to the overall market. As readers of past letters know, we are not active "market timers"; we do not devote energy and/or resources to trying to forecast small changes in market levels. However, in situations such as this, when a meaningful change in the relationship between bond yields and projected inflation has occurred, we will make an appropriate adjustment to the Fund's duration. With this quarter's extension, the duration of the Fund's portfolio now stands at 5.2 years, roughly 13% longer than that of the LBAG Index.

In Closing

While the decision on an appropriate duration for the Fund is an important one, our primary focus as bond managers will continue to be the utilization of two Dodge & Cox hallmarks: fundamental research and individual security selection. Through our efforts in these areas we actively seek to build the incremental yield of the Fund and its long-term total return potential. Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

                                              For the Board of Directors,

                                              /s/ A. Horton Shapiro, President
                                              --------------------------------
July 31, 1997                                 A. Horton Shapiro, President


================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund


Objective   The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of primarily high quality bonds and other fixed income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


Investment Performance Since Inception                through June 30, 1997
--------------------------------------------------------------------------------
         Comparison of change in value of a $10,000 investment in the
         Dodge & Cox Income Fund and the LBAG Index


                           [LINE GRAPH APPEARS HERE]

                              DODGE & COX
                                INCOME        LBAG
                                 FUND        INDEX
                                 ----        -----

  1/1/89                        $ 10,000     $ 10,000
12/31/89                          11,411       11,455
12/31/90                          12,256       12,482
12/31/91                          14,451       14,479
12/31/92                          15,581       15,550
12/31/93                          17,350       17,067
12/31/94                          16,848       16,568
12/31/95                          20,252       19,630
12/31/96                          20,988       20,339
 6/30/97                          21,592       20,971


                                                                                                 8.5 Years
Average annual total return for periods ended June 30, 1997    1 Year        5 Years        (Since Inception)
---------------------------------------------------------------------------------------------------------------
Dodge & Cox Income Fund                                        8.36%          7.74%                9.48%
Lehman Brothers Aggregate Bond Index                           8.16           7.12                 9.10

The chart covers the period from January 1, 1989 to June 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The LBAG Index is a broad-based unmanaged measure of investment-grade corporate and U.S. Government fixed income securities. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.


================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund


Fund Information                                        June 30, 1997
---------------------------------------------------------------------


General Information
---------------------------------------------------------------------
Net Asset Value Per Share                                     $11.64
Total Net Assets (millions)                                   $  610
1996 Expense Ratio                                              0.50%
1996 Portfolio Turnover                                           37%
30 Day SEC Yield*                                               6.71%
Quarterly Distribution to Shareholders
  of Record 6/25/97 (per share):                       $0.19 Dividend
Fund Inception Date                                              1989

Investment Manager:  Dodge & Cox, San Francisco.
Managed by ten member Bond Strategy Committee, with members' average tenure at Dodge & Cox of 11 years.


Asset Allocation
---------------------------------------------------------------------
[PIE CHART APPEARS HERE]
Bonds:                                                           95.5%
Short-Term Investments:                                           4.5%

Bond Characteristics
---------------------------------------------------------------------
Number of Bonds                                                    87
Average Quality                                                   AA+
Average Maturity                                           12.7 years
Effective Duration                                         5.21 years


Sector Breakdown                                            % of Fund
---------------------------------------------------------------------
U.S. Treasury and Government Agency                              14.1
Federal Agency CMO and REMIC+                                    19.9
Federal Agency Mortgage Pass-Through                             23.0
Corporate                                                        32.3
Foreign (U.S. Dollar Denominated)                                 6.2
Short-Term Investments                                            4.5


Moody's/Standard & Poor's
Quality Ratings                                             % of Fund
---------------------------------------------------------------------
U.S. Government & Government Agencies                            56.9
Aaa/AAA                                                           4.4
Aa/AA                                                             4.2
A/A                                                              18.5
Baa/BBB                                                          10.8
Ba/BB                                                             0.7
Short-Term Investments                                            4.5

     +Collateralized Mortgage Obligation and
      Real Estate Mortgage Investment Conduit

Maturity Breakdown                                          % of Fund
---------------------------------------------------------------------
0-1 Years to Maturity                                             5.7
1-5                                                              39.6
5-10                                                             21.9
10-15                                                             4.8
15-20                                                             4.6
20-25                                                            10.7
25 and Over                                                      12.7




* An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund

                 Portfolio of Investments                                                       June 30, 1997
                 --------------------------------------------------------------------------------------------
                 PAR VALUE                                                                       MARKET VALUE
BONDS:           U.S. TREASURY AND GOVERNMENT AGENCY: 14.1%
95.5%            U.S. TREASURY: 13.0%
                 $24,500,000     U.S. Treasury Notes, 5 1/4%, 7/31/1998 ....................    $  24,346,875
                  29,000,000     U.S. Treasury Notes, 7 1/8%, 10/15/1998 ...................       29,426,010
                   5,000,000     U.S. Treasury Notes, 5 1/8%, 11/30/1998 ...................        4,943,750
                  10,000,000     U.S. Treasury Notes, 5 5/8%, 11/30/1998 ...................        9,954,700
                  10,750,000     U.S. Treasury Notes, 6 1/4%, 2/15/2003  ...................       10,666,043
                                                                                                -------------
                                                                                                   79,337,378
                 GOVERNMENT AGENCY: 1.1%
                   6,500,000     Govt. Small Business Administration, 7.30%, 5/1/2017 ......        6,612,710
                                                                                                -------------
                                                                                                   85,950,088
                 FEDERAL AGENCY MORTGAGE PASS-THROUGH: 23.0%
                      55,877     Federal Home Loan Mtge. Corp., 7%, 1/1/2003 ...............           55,972
                      31,511     Federal Home Loan Mtge. Corp., 6%, 10/1/2003 ..............           31,341
                   2,322,977     Federal Home Loan Mtge. Corp., 8%, 12/1/2003 ..............        2,370,853
                     106,995     Federal Home Loan Mtge. Corp., 7%, 3/1/2006 ...............          107,182
                     297,177     Federal Home Loan Mtge. Corp., 7%, 9/1/2006 ...............          297,664
                     647,257     Federal Home Loan Mtge. Corp., 7 1/4%, 1/1/2008 ...........          647,833
                     475,482     Federal Home Loan Mtge. Corp., 8%, 1/1/2008 ...............          487,555
                     393,137     Federal Home Loan Mtge. Corp., 8%, 1/1/2008 ...............          401,239
                     207,444     Federal Home Loan Mtge. Corp., 7 1/2%, 10/1/2008 ..........          211,404
                   7,628,577     Federal Home Loan Mtge. Corp., 7%, 11/1/2008 ..............        7,656,269
                     366,284     Federal Home Loan Mtge. Corp., 8%, 5/1/2009 ...............          376,364
                     238,996     Federal Home Loan Mtge. Corp., 8 1/4%, 5/1/2009 ...........          244,220
                     805,756     Federal Home Loan Mtge. Corp., 8%, 8/1/2009 ...............          826,214
                     161,621     Federal Home Loan Mtge. Corp., 6 1/2%, 6/1/2012 ...........          161,170
                   7,200,548     Federal Natl. Mtge. Assn., 7 1/2%, 9/1/2007 ...............        7,296,747
                   3,189,998     Federal Natl. Mtge. Assn., 6 1/4%, 12/1/2007 ..............        3,164,542
                  20,143,471     Federal Natl. Mtge. Assn., 7%, 7/1/2008 ...................       20,212,563
                  16,973,918     Federal Natl. Mtge. Assn., 6 1/2%, 12/1/2008 ..............       16,754,615
                  10,673,565     Federal Natl. Mtge. Assn., 8%, 8/1/2010 ...................       10,977,442
                     878,785     Federal Natl. Mtge. Assn., 7 1/2%, 2/1/2011 ...............          889,515
                   2,107,489     Federal Natl. Mtge. Assn., 8%, 1/1/2012 ...................        2,174,528
                     524,894     Federal Natl. Mtge. Assn., 6 1/2%, 1/1/2013 ...............          524,343
                   2,384,621     Federal Natl. Mtge. Assn., 8%, 8/1/2022 ...................        2,460,071
                   6,982,202     Govt. Natl. Mtge. Assn., 7 1/4%, 2/15/2006 ................        7,057,889
                   8,793,330     Govt. Natl. Mtge. Assn., 7 1/2%, 7/15/2007 ................        8,901,752
                  24,994,439     Govt. Natl. Mtge. Assn., 7%, 4/15/2009 ....................       25,166,151
                  12,616,000     Veterans Affairs Vendee Mtge. Trust, 7%, 6/15/2010 ........       12,399,131
                   7,995,507     Veterans Affairs Vendee Mtge. Trust, 9.2925%, 5/15/2025 ...        8,527,688
                                                                                                -------------
                                                                                                  140,382,257


                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund

                 Portfolio of Investments                                                           June 30, 1997
                 ------------------------------------------------------------------------------------------------
                 PAR VALUE                                                                          MARKET VALUE

BONDS            FEDERAL AGENCY CMO* AND REMIC**: 19.9%
(Continued)      $   585,618     FBC Mtge. Sec. Trust IV-A2, 8.30%, 8/1/2009 .....................  $     595,867
                   7,230,331     Federal Home Loan Mtge. Corp., 7%, 10/15/2005 ...................      7,261,927
                  21,000,000     Federal Home Loan Mtge. Corp., 7.10%, 11/15/2006 ................     21,045,780
                  10,900,000     Federal Home Loan Mtge. Corp., 8%, 4/15/2007 ....................     11,247,383
                  13,000,000     Federal Home Loan Mtge. Corp., 7%, 9/15/2007 ....................     13,028,340
                  13,284,798     Federal Home Loan Mtge. Corp., 6%, 8/15/2008 ....................     12,603,952
                  10,000,000     Federal Home Loan Mtge. Corp., 6%, 6/17/2022 ....................      9,162,500
                   3,000,000     Federal Natl. Mtge. Assn., 7%, 2/25/2007 ........................      2,982,180
                  10,000,000     Federal Natl. Mtge. Assn., 7%, 7/17/2015 ........................     10,056,200
                   9,000,000     Federal Natl. Mtge. Assn., 6%, 6/25/2023 ........................      8,246,250
                  14,877,000     Veterans Affairs Vendee Mtge. Trust, 7 1/4%, 7/15/2016 ..........     14,914,192
                  10,000,000     Veterans Affairs Vendee Mtge. Trust, 8%, 7/15/2018 ..............     10,281,200
                                                                                                    -------------
                                                                                                      121,425,771
                 CORPORATE: 32.3%
                 INDUSTRIAL: 16.9%
                   1,000,000     Dayton Hudson Corp. Debentures 9.70%, 6/15/2021 .................      1,206,210
                   8,250,000     Dayton Hudson Corp. Debentures 9%, 10/1/2021 ....................      9,401,535
                   4,435,000     Dayton Hudson Corp. Debentures 8 7 1/8%, 4/1/2022 ...............      4,986,936
                   2,450,000     Dayton Hudson Corp. MTN 9.35%, 6/16/2020 ........................      2,850,673
                   5,000,000     Ford Holdings, Inc. Debentures 9 3/8%, 3/1/2020 .................      5,942,800
                  11,000,000     Ford Motor Co. Debentures 8 7/8%, 1/15/2022 .....................     12,503,040
                   9,000,000     General Motors Corp. Debentures 7.70%, 4/15/2016 ................      9,260,730
                   8,125,000     Lockheed Martin Corp. Debentures 7.65%, 5/1/2016 ................      8,303,262
                  10,000,000     Lockheed Martin Corp. Debentures 7 3/4%, 5/1/2026 ...............     10,243,700
                   5,000,000     May Department Stores Debentures 7 5/8%, 8/15/2013 ..............      5,065,350
                   7,500,000     May Department Stores 7 7/8%, 8/15/2036, Callable 2016 ..........      7,569,150
                   8,000,000     Time Warner Entertainment Sr. Debentures 8 3/8%, 7/15/2033 ......      8,168,880
                   2,500,000     Union Camp Corp. Debentures 9 1/4%, 2/1/2011 ....................      2,913,225
                  15,034,000     Walt Disney Co. Debentures 7.55%, 7/15/2093, Callable 2023 ......     14,973,563
                                                                                                    -------------
                                                                                                      103,389,054
                 FINANCE: 12.8%
                     367,868     Banamex Export Funding Corp., 5.74%, 10/15/1997 .................        367,857
                   6,000,000     BankAmerica Capital II, 8%, 12/15/2026, Callable 2006++ .........      6,081,480
                   1,450,000     Barclays No. American Capital 9 3/4%, 5/15/2021, Callable 2001 ..      1,617,809
                   1,000,000     CIGNA Corp. Notes 7.65%, 3/1/2023 ...............................        984,520
                   5,430,000     Citicorp Capital Trust I, 7.93%, 2/15/2027, Callable 2007++ .....      5,437,168
                     520,000     Citicorp Capital Trust II, 8.015%, 2/15/2027, Callable 2007++ ...        524,321
                   4,000,000     First Nationwide Bank Subordinated Debentures 10%, 10/1/2006 ....      4,571,120
                  10,000,000     General Electric Capital Debentures 8.85%, 3/1/2007 .............     11,302,000
                   1,600,000     General Electric Capital Services Sub. Notes 7 1/2%, 8/21/2035 ..      1,636,032
                   8,000,000     GMAC Put Notes 8 7/8%, 6/1/2010, Putable 2000/2005 ..............      9,118,640
                   4,500,000     Hartford Financial Services Group Notes 8.30%, 12/1/2001 ........      4,729,680
                   7,500,000     Hartford Financial Services Group Notes 6 3/8%, 11/1/2002 .......      7,340,175
                   6,300,000     J.P. Morgan Capital Trust I, 7.54%, 1/15/2027, Callable 2007++ ..      6,027,651
                   3,375,000     Norwest Corp. MTN 6 1/2%, 6/1/2005 ..............................      3,261,904
                   5,200,000     Norwest Corp. MTN 6.20%, 12/1/2005 ..............................      4,936,464

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund


                 Portfolio of Investments                                                           June 30, 1997
                 ------------------------------------------------------------------------------------------------
                  PAR VALUE                                                                          MARKET VALUE
BONDS            FINANCE (continued)
(Continued)      $ 7,625,000     Norwest Corp. MTN 6 7/8%, 8/8/2006 ..............................  $   7,547,606
                   2,500,000     Norwest Corp. MTN  6.55%, 12/1/2006 .............................      2,415,450
                                                                                                    -------------
                                                                                                       77,899,877
                 TRANSPORTATION: 2.3%
                   5,630,000     Consolidated Rail Corp. Debentures 9 3/4%, 6/15/2020 ............      6,894,442
                     400,000     Norfolk & Western Railroad Equipment 10 1/8%, 7/1/2000 ..........        437,216
                   5,500,000     Norfolk Southern Bonds 7.70%, 5/15/2017 .........................      5,624,190
                   1,000,000     Seaboard Coast Line Railroad Equipment 11 1/4%, 3/1/1999 ........      1,075,260
                                                                                                    -------------
                                                                                                       14,031,108
                 UTILITIES: 0.3%
                   1,500,000     Idaho Power Co. 1st Mtg. Bonds 9 1/2%, 1/1/2021, Callable 2001 ..      1,646,325
                                                                                                    -------------
                                                                                                      196,966,364
                 FOREIGN (U.S. DOLLAR DENOMINATED): 6.2%
                 CANADIAN CORPORATE: 4.1%
                   7,062,000     Canadian Pacific Ltd. Debentures 9.45%, 8/1/2021 ................      8,322,426
                   9,000,000     Hydro-Quebec Debentures 8.40%, 1/15/2022 ........................      9,737,820
                   6,000,000     Hydro-Quebec Debentures 9 1/2%, 11/15/2030 ......................      7,267,440
                                                                                                    -------------
                                                                                                       25,327,686
                 INTERNATIONAL AGENCY: 2.1%
                   4,150,000    European Investment Bank Notes 10 1/8%, 10/1/2000 ................      4,577,159
                   8,750,000    Inter-American Development Bank 7 1/8%, 3/15/2023, Callable 2003..      8,339,975
                                                                                                    -------------
                                                                                                       12,917,134
                                                                                                    -------------
                                                                                                       38,244,820
                                                                                                    -------------
                                           Total Bonds (cost $576,477,944) .......................    582,969,300
                                                                                                    -------------

SHORT-TERM         4,800,000     American Express Credit Corp.,  Comm. Paper 5.7%, 7/3/1997 ......      4,800,000
INVESTMENTS:       1,427,768     Eli Lilly & Co., Variable Demand Note 5.09% .....................      1,427,768
2.8%               1,621,757     General Mills, Inc., Variable Demand Note 5.24% .................      1,621,757
                   2,685,678     Pitney Bowes Credit Corp., Variable Demand Note 5.25% ...........      2,685,678
                   1,327,749     Portico Institutional Money Market Fund .........................      1,327,749
                   3,010,874     Warner Lambert Co., Variable Demand Note 5.22% ..................      3,010,874
                   2,163,520     Wisconsin Electric Power Corp., Variable Demand Note 5.29% ......      2,163,520
                                                                                                    -------------
                                    Total Short-Term Investments (cost $17,037,346) ..............     17,037,346
                                                                                                    -------------

                 TOTAL INVESTMENTS (cost $593,515,290)..............  98.3%                           600,006,646
                 OTHER ASSETS LESS LIABILITIES .....................   1.7%                            10,114,128
                                                                     ------                         -------------
                 TOTAL NET ASSETS .................................. 100.0%                          $610,120,774
                                                                     ======                         =============

  *  CMO: Collateralized Mortgage Obligation
 **  REMIC: Real Estate Mortgage Investment Conduit
 ++  Cumulative Preferred Securities


                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Income Fund


                       Statement of Assets and Liabilities                                                June 30, 1997
                       ------------------------------------------------------------------------------------------------
                       ASSETS:
                       Investments, at market value (identified cost $593,515,290)......................   $600,006,646
                       Cash ............................................................................      2,092,295
                       Interest receivable .............................................................      8,179,245
                       Receivable for investments sold .................................................        125,078
                       Prepaid expenses ................................................................         52,794
                                                                                                           ------------
                                                                                                            610,456,058
                                                                                                           ------------
                       LIABILITIES:
                       Payable for Fund shares redeemed ................................................         69,594
                       Management fees payable .........................................................        208,832
                       Accounts payable ................................................................         56,858
                                                                                                           ------------
                                                                                                                335,284
Net asset value                                                                                            ------------
per share $11.64            NET ASSETS .................................................................   $610,120,774
                                                                                                           ============
Capital                NET ASSETS CONSIST OF:
shares outstanding     Paid in capital .................................................................   $603,721,274
52,396,558             Accumulated undistributed net investment income .................................        738,424
(par value $.01 each,  Accumulated undistributed net realized loss on investments.......................       (830,280)
authorized shares      Net unrealized appreciation on investments ......................................      6,491,356
100,000,000)                                                                                               ------------
                                                                                                           $610,120,774
                                                                                                           ============

                See accompanying Notes to Financial Statements
================================================================================

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                                  Income Fund


                 Statement of Operations                                           Six Months Ended June 30, 1997
                 ------------------------------------------------------------------------------------------------
                 INVESTMENT INCOME:
                 Interest .......................................................................    $ 20,395,087
                                                                                                     ------------
                 EXPENSES:
                 Management fees (Note 2) .......................................................       1,199,787
                 Custodian fees .................................................................          31,764
                 Transfer agent fees ............................................................          33,374
                 Accounting and audit fees ......................................................          25,394
                 Legal fees .....................................................................           1,301
                 Shareholder reports ............................................................          45,207
                 S.E.C. and state registration fees .............................................          73,120
                 Directors' fees ................................................................           7,000
                 Miscellaneous ..................................................................           9,330
                                                                                                     ------------
                                                                                                        1,426,277
                                                                                                     ------------
                 NET INVESTMENT INCOME ..........................................................      18,968,810
                                                                                                     ------------
                 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
                   Net realized loss on investments .............................................        (700,805)
                   Change in unrealized appreciation of investments .............................        (938,755)
                                                                                                     ------------
                      Net realized and unrealized loss on investments ...........................      (1,639,560)
                                                                                                     ------------
                 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $ 17,329,250
                                                                                                     ============

                See accompanying Notes to Financial Statements
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                                  Income Fund

                 Statement of Changes in Net Assets                                Six Months Ended June 30,
                 -------------------------------------------------------------------------------------------
                                                                                        1997            1996
                 OPERATIONS:
                 Net investment income.........................................   $ 18,968,810    $ 11,247,914
                 Net realized loss.............................................       (700,805)     (1,454,724)
                 Net change in unrealized appreciation.........................       (938,755)    (14,621,447)
                                                                                  ------------    ------------
                 Net increase (decrease) in net assets from operations.........     17,329,250      (4,828,257)
                                                                                  ------------    ------------
                 DISTRIBUTIONS TO SHAREHOLDERS FROM:
                 Net investment income.........................................    (18,622,099)    (11,289,472)
                 Net realized gain.............................................             --              --
                                                                                  ------------    ------------
                 Total distributions...........................................    (18,622,099)    (11,289,472)
                                                                                  ------------    ------------
                 CAPITAL SHARE TRANSACTIONS:
                 Amounts received from sale of shares..........................    148,156,989      97,839,113
                 Net asset value of shares issued in reinvestment of
                 distributions.................................................     11,279,293       6,431,582
                 Amounts paid for shares redeemed..............................    (80,862,819)    (22,170,165)
                                                                                 -------------    ------------
                 Net increase from capital share transactions..................     78,573,463      82,100,530
                                                                                 -------------    ------------
                 Total increase in net assets..................................     77,280,614      65,982,801

                 NET ASSETS:
                 Beginning of period...........................................    532,840,160     303,323,955
                                                                                 -------------    ------------
                 End of period (including undistributed net investment
                 income of $738,424 and $163,594, respectively)................   $610,120,774    $369,306,756
                                                                                 =============    ============

                 Shares sold...................................................     12,736,845       8,367,522
                 Shares issued in reinvestment of distributions................        978,299         565,572
                 Shares redeemed...............................................     (6,933,657)     (1,895,117)
                                                                                 -------------    ------------
                 Net increase in shares outstanding............................      6,781,487       7,037,977
                                                                                 =============    ============


                See accompanying Notes to Financial Statements
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                                  Income Fund


             Notes to Financial Statements
             -------------------------------------------------------------------


      1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors; short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

             The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

      2 Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or directors.

      3 For the six months ended June 30, 1997, purchases and sales of securities, other than short-term securities, aggregated $158,132,602 and $86,153,339, respectively, of which U.S.
             government obligations aggregated $91,815,079 and $74,400,307, respectively. At June 30, 1997, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $6,491,356, of which $10,077,176 represented appreciated securities and $3,585,820 represented depreciated securities.

      The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.



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

        Financial Highlights
        ----------------------------------------------------------------------------------------------------------------------------

        SELECTED DATA AND RATIOS (for a share outstanding throughout each period)

                                                                     Six Months Ended
                                                                             June 30,                       Year Ended December 31,
                                                                     ----------------   -------------------------------------------

                                                                                 1997     1996     1995      1994     1993     1992
       Net asset value, beginning of period........................           $ 11.68   $12.02   $10.74   $ 11.89   $11.55   $11.59
       Income from investment operations:
       Net investment income.......................................               .38      .74      .78       .77      .78      .82
       Net realized and unrealized gain (loss).....................              (.05)    (.34)    1.34     (1.11)     .51      .05
                                                                              -------   ------   ------   -------   ------   ------
       Total from investment operations............................               .33      .40     2.12      (.34)    1.29      .87
                                                                              -------   ------   ------   -------   ------   ------
       Distributions to shareholders from:
       Net investment income.......................................              (.37)    (.74)    (.78)     (.76)    (.78)    (.82)

       Net realized gain...........................................                 -        -     (.06)     (.05)    (.17)    (.09)
                                                                              -------   ------   ------   -------   ------   ------
       Total distributions.........................................              (.37)    (.74)    (.84)     (.81)    (.95)    (.91)
                                                                              -------   ------   ------   -------   ------   ------

       Net asset value, end of period..............................           $ 11.64   $11.68   $12.02   $ 10.74   $11.89   $11.55
                                                                              =======   ======   ======   =======   ======   ======
       Total return................................................              2.88%    3.62%   20.21%   (2.89)%   11.34%    7.80%

       Ratios/supplemental Data:
       Net assets, end of period (millions)........................           $   610   $  533   $  303   $   195   $  180   $  136
       Ratio of expenses to average net assets.....................             .50%*      .50%     .54%      .54%     .60%     .62%

       Ratio of net investment income to average net assets........            6.59%*     6.65%    6.85%     6.90%    6.50%    7.14%

       Portfolio turnover rate.....................................                16%      37%      53%       55%      26%      12%


       * Annualized

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                                  Income Fund



General Information
--------------------------------------------------------------------------------

Investment Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Stock Fund.

No-Load Fund

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or rule 12b-1 plan distribution charges.

Gifts

Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares. The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder Inquiries

Fund literature and details on all of these Plans are available from the Fund upon request.

        Dodge & Cox Income Fund
        c/o Firstar Trust Company
        P.O. Box 701
        Milwaukee, Wisconsin 53201-0701
        (800) 621-3979


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